November 15, 2018

TOUCHSTONE STRATEGIC TRUST

Touchstone Dynamic Equity Fund
Touchstone Controlled Growth with Income Fund
Touchstone Dynamic Diversified Income Fund
Touchstone Dynamic Global Allocation Fund
(each, a "Fund", and together, the "Funds")

Supplement to the Prospectus and Statement of Additional Information ("SAI")
dated April 30, 2018

Notice of Class C Shares Conversion

Effective January 1, 2019, the Funds will institute a policy that Class C shares of each Fund will automatically convert to Class A shares of the same Fund after they have been held for 10 years. Accordingly, on January 1, 2019, the following is added to the "Choosing a Class of Shares - Class C Shares" section of the Funds' prospectus and the "Choosing a Class of Shares–Share Class Conversions" section of the Funds' SAI:

Class C shares of each Fund will automatically convert into Class A shares of the same Fund after they have been held for 10 years. The conversion will not be considered a taxable event for federal income tax purposes. These automatic conversions will be executed without any sales charge (including CDSCs), redemption or transaction fee, or other charge. After such a conversion takes place, the shares will be subject to all features, rights and expenses of Class A shares.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54CC-TST-S18-1811